MDA/Loral Dispute Resolution

Loral and MDA hereby agree to divide the $100 million ViaSat settlement (subject to the interest amounts set forth in the attached spreadsheet) with Loral paying $45 million and MDA paying $55 million.

Michael Targoff for Loral

Avi Katz for Loral

Daniel Friedmann for MDA

December 1, 2014

AK DAF

Payment #	Payment Date	Amount [A]	MDA/ SS/L Payments [B]	Loral Payments [C]	Loral's Share @ 3.25% interest rate [D]	True-up from/(to) MDA/ SS/L [E]	Remaining Loral Payments [F]	Remaining MDA/ SS/L Payments [G]
Initial	9/5/2014	40,000,000	20,000,000	20,000,000	18,000,000	2,000,000		
1	10/15/2014	6,871,165	3,435,583	3,435,582.50	2,809,346.09	626,236		
2	1/15/2015	6,871,165			2,809,346.10		2,809,346.10	4,061,818.90
3	4/15/2015	6,871,165			2,809,346.10		2,809,346.10	4,061,818.90
4	7/15/2015	6,871,165			2,809,346.10		2,809,346.10	4,061,818.90
5	10/15/2015	6,871,165			2,809,346.10		2,809,346.10	4,061,818.90
6	1/15/2016	6,871,165			2,809,346.10		2,809,346.10	4,061,818.90
7	4/15/2016	6,871,165			2,809,346.10		2,809,346.10	4,061,818.90
8	7/15/2016	6,871,165			2,809,346.10		2,809,346.10	4,061,818.90
9	10/15/2016	6,871,165			2,809,346.10		2,809,346.10	4,061,818.90
10	1/15/2017	6,871,165			2,809,346.10		2,809,346.10	4,061,818.90
		108,711,650			46,093,461			

DAF AK

DAF AK

AK DAF